UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2007

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Westbrook Corporate Center, Suite 900, Westchester, IL 60154

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (708) 236-6600

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2007, Charles R. Nicholas retired as chairman of the board of directors of Andrew Corporation (the “Company”). Mr. Nicholas joined the Company as treasurer in 1980 and was named vice president of finance in 1982, chief financial officer in 1986, and executive vice president of administration and finance and chief financial officer in 1995. He served as a director and vice chairman of the board from 2000 until 2004, when he became chairman of the board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: February 9, 2007	By:	/s/ Marty Kittrell
Marty Kittrell
Executive Vice President and Chief Financial Officer